EXHIBIT 23(c)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of our report dated February 8, 1996 included in Battle Mountain Gold Company's Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in this Registration Statement.


                                          /s/ ERNST & YOUNG
                                          ERNST & YOUNG
                                          Chartered Accountants

Toronto, Canada
June 30, 1998